Summary Prospectus

Alpine Foundation Fund
Institutional Class: ADBYX
Class A: ADABX
February 28, 2014

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://www.alpinefunds.com. You may also obtain this information at no cost by calling 1-888-785-5578 or by sending an e-mail request to questions@alpinefunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2014, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated October 31, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objectives

Alpine Foundation Fund (the “Foundation Fund”) seeks capital appreciation. Reasonable income and conservation of capital are secondary investment objectives.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary and in the Fund’s Prospectus and Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	5.50%	None
Maximum Deferred Sales Charge (Load)	Generally none	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.28%	0.28%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	1.58%	1.33%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$702	$1,021	$1,363	$2,326
Institutional Class	$135	$421	$728	$1,600

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

During the fiscal year ended October 31, 2013, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Foundation Fund pursues its investment objectives by investing its assets primarily in a combination of equity securities of large U.S. companies and high quality fixed income securities. The equity securities in which the Fund invests may include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible debt, options on securities and warrants. The Foundation Fund’s investments in common stocks will emphasize stocks that (at the time of investment) pay dividends and have capital appreciation potential. The fixed income securities in which the Fund invests may include U.S. Government debt obligations, corporate debt obligations, and money market instruments.

The Fund may invest up to 15% its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.

Allocation of the Fund’s assets among different types of investments will vary from time to time depending on prevailing economic and market conditions, including (without any emphasis on any one particular condition): inflation rates, business cycle trends, business regulations and tax law impacts on the investment markets. Under normal circumstances, the Fund invests no less than 25% of its net assets in fixed income securities. The Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed income securities, depending on the appraisal of market and economic conditions by the Adviser. For instance, the Fund may be more heavily invested in equity securities when, in the opinion of the Adviser, interest rates are generally perceived to be rising and the anticipated performance of equity securities is believed to be positive. In such instances, the Fund may invest up to 75% of its net assets in equity securities. Additionally, the Fund may invest up to 75% of its net assets in fixed income securities when, in the opinion of the Adviser, the prospective returns of equity securities appear to be lower or less certain than those of fixed income securities.

The Fund invests in equity securities that the Adviser believes offer growth potential and in fixed income securities that offer the potential for both growth and income. The Adviser focuses on companies it believes are attractively valued relative to their growth prospects. In selecting equity investments, the Adviser considers company fundamentals and the strength of a company’s management, as well as economic, market and regulatory conditions affecting a company or its industry. The Adviser also seeks to identify companies that may be involved in “special situations” which may increase the value of the company’s stock. Special situations include a change in the company’s management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary.

With respect to fixed income securities, investment emphasis is placed on higher quality issues expected to fluctuate little in value except as a result of changes in prevailing interest rates. The market values of the fixed income securities in the Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. Although fixed income investments will generally be made for the purpose of generating interest income, investments in medium to long-term fixed income securities (i.e., those with maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to realizing capital appreciation when the Adviser believes changes in interest rates will lead to an increase in the values of such securities. The fixed income portion of the Fund’s portfolio will consist primarily of high quality fixed income securities; predominantly, debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate obligations and money market instruments. Fixed income securities will be deemed to be of high quality if they are rated “A” or better by Standard & Poor’s Rating Services ("S&P") or by Moody’s Investors Service, Inc. ("Moody's"), or if unrated, are determined to be of comparable quality by the Adviser. The Fund may invest up to 5% of its net assets in fixed income securities rated below “A” by S&P or by Moody’s; this limit does not apply to convertible debt securities.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of investments in the Fund by the Adviser or principals of the Adviser, which, as of the date of this Prospectus, does not permit investments in IPOs by the Fund) and secondary offerings.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund may take temporary defensive positions; in such a case, the Fund will not be pursuing its principal investment strategies. The following is a summary description of certain risks of investing in the Fund.

•
Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

•
Dividend Strategy Risk — The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•	Fixed Income Securities Risk — Fixed income securities are subject to issuer risk, interest rate risk and market risk.

•
Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

•
Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•
Interest Rate Risk — Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

•
Issuer Risk — Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

•
Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•
Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies.  Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

•
Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•
“Special Situations” Companies Risk — “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

•
Undervalued Stock Risk —   The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

•
U.S. Government Securities Risk — U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (formerly known as the Investor Class). The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as another benchmark. The Custom Balanced Benchmark reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index, which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class.  To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Foundation Fund
Total Returns as of 12/31 of Each Year
Institutional Class

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund

Best Quarter		Worst Quarter
14.68%	9/30/09	(15.08)%	12/31/08

Average Annual Total Returns
(For the periods ending December 31, 2013)
Alpine Foundation Fund – Institutional Class	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	11.81%	10.78%	4.36%	5.23%	6/7/2001
Return After Taxes on Distributions	11.41%	10.45%	3.75%	4.57%
Return After Taxes on Distributions and Sale of Fund Shares	6.96%	8.59%	3.55%	4.21%

Alpine Foundation Fund – Class A	5.50%	N/A	N/A	7.88%	12/30/2011

Custom Balanced Benchmark (reflects no deduction for fees, expenses or taxes)	17.56%	12.71%	6.54%	5.42%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.38%	17.94%	7.40%	5.09%

Lipper Mixed-Asset Target Allocation Growth Funds Average	19.17%	13.58%	6.22%	4.99%

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Mark T. Spellman, Portfolio Manager of the Adviser, and Stephen A. Lieber, Portfolio Manager of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have managed the Fund since February 2014 and since inception, respectively.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.